UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2020, Akoustis Technologies, Inc. (the “Company”) entered into (i) a Second Supplemental Indenture to the Indenture dated May 14, 2018 (the “May 2018 Supplemental Indenture”), by and among the Company, Akoustis, Inc., a wholly-owned subsidiary of the Company, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “Trustee”), and (ii) a Second Supplemental Indenture to the Indenture dated October 23, 2018 (the “October 2018 Supplemental Indenture” and, together with the May 2018 Supplemental Indenture, the “Supplemental Indentures”), by and between the Company and the Trustee. Among other things, the Supplemental Indentures permit the incurrence of the indebtedness made available through the Coronavirus Aid, Relief, and Economic Security Act, as amended from time to time and including all regulations thereunder. The summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the text of each of the May 2018 Supplemental Indenture and the October 2018 Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The description in Item 1.01 of this Current Report on Form 8-K of the May 2018 Supplemental Indenture, as it pertains to the Company’s 6.5% Convertible Senior Secured Notes due 2023, and the October 2018 Supplemental Indenture, as it pertains to the Company’s 6.5% Convertible Senior Notes due 2023, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of April 17, 2020, by and among Akoustis Technologies, Inc., Akoustis, Inc. and The Bank of New York Mellon Trust Company, N.A.
4.2	Second Supplemental Indenture, dated as of April 17, 2020, by and between Akoustis Technologies, Inc. and The Bank of New York Mellon Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: April 21, 2020	By:	/s/ Jeffrey B. Shealy
	Name:	Jeffrey B. Shealy
	Title:	President and Chief Executive Officer

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